Leases (Details) - Schedule of right-of-use assets of lease liabilities - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Schedule of right-of-use assets of lease liabilities [Abstract]
Amounts recognized in the consolidated balance sheet – right-of-use assets, net	$ 1,775	$ 1,290
Current liabilities	346	292
Long-term liabilities	1,492	983
Total operating leased liabilities	$ 1,838	$ 1,275